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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 30, 2003




                               FEDERAL SCREW WORKS
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                    Michigan
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




          O-1837                                          38-0533740
 ------------------------                     ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)



              20229 Nine Mile Road, St.Clair Shores, Michigan 48080
              -----------------------------------------------------
                    (Address of Principal Executive Offices)




        Registrant's telephone number including area code: 586-443-4200










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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)  Exhibits

          (1) 99.1 Press Release dated April 29, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information required to be disclosed pursuant to Item 12
- "Results of Operations and Financial Condition" is being furnished under Item 9 - "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         On April 29, 2003, Federal Screw Works issued a press release setting forth its financial results for the quarter ending March 31, 2003. A copy of the press release is furnished herewith as exhibit 99.1.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FEDERAL SCREW WORKS




                                            By: /S/ W. T. ZurSchmiede, Jr.
                                               --------------------------------
                                               W. T. ZurSchmiede, Jr.
                                               Chairman of the Board,
                                               Chief Financial Officer



Date:  April 30, 2003








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                                Index to Exhibits



Exhibit No.         Description

   99.1             Press Release dated April 29, 2003